SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant: ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
TESORO CORPORATION
(Name of Registrant as Specified in its Charter)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 6, 2009, for Tesoro Corporation This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at www.proxydocs.com/tso. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2009 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 27, 2009 to facilitate timely delivery. View Proxy Materials and Annual Report Online at www.proxydocs.com/tso A convenient way to view proxy materials and VOTE! Material may be requested by one of the following methods: INTERNET TELEPHONE *E-MAIL www.investorelections.com/tso (866) 648-8133 paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number located in the shaded gray box below. (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. To view your proxy materials online, go to www.proxydocs.com/tso. Have the 12 digit control number available when you access the website and follow the instructions. ACCOUNT NO. # SHARES Tesoro Corporation Notice of Annual Meeting Date: Wednesday, May 6, 2009 Time: 4:00 P.M. (Central Time) Place: Rosewood Crescent Hotel, 400 Crescent Court, Dallas, Texas 75201 The purpose of the Annual Meeting is to take action on the following proposals: ITEM 1. Election of 9 directors (all nominated as directors to serve for the terms indicated in the Proxy Statement): John F. Bookout, III, Rodney F. Chase, Robert W. Goldman, Steven H. Grapstein, William J. Johnson, J.W. (Jim) Nokes, Donald H. Schmude, Bruce A. Smith and Michael E. Wiley. ITEM 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2009. The Board of Directors recommends that you vote FOR the election of each of the nominees for director and FOR the ratification of the appointment of the independent auditors for 2009. PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote on the Internet, by telephone or request a paper copy of the proxy materials to receive a proxy card. Directions to the Tesoro Corporation 2009 Annual Meeting are available at www.tsocorp.com under the heading “Investors”. Vote In Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at the annual meeting. Additionally, a stockholder who has submitted a proxy before the meeting, may revoke that proxy in person at the annual meeting.